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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 13, 2006

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                           CHROMCRAFT REVINGTON, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
           Delaware                         1-13970                       35-1848094
(State or other jurisdiction of     (Commission File Number)    (IRS Employer Identification No.)
        incorporation)

                          1100 North Washington Street
                              Delphi, Indiana 46923
          (Address of Principal Executive Offices, including Zip Code)

                                 (765) 564-3500
              (Registrant's Telephone Number, Including Area Code)

                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]      Written communications pursuant to Rule 425 under the Securities Act

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act




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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On February 13, 2006, Chromcraft Revington, Inc. issued a press release announcing its financial results for the quarter and year ended December 31, 2005. The full text of the press release is set forth in
Exhibit 99.1 hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (d)         Exhibits.

         99.1        Press Release of Chromcraft Revington, Inc. dated
                     February 13, 2006.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date: February 16, 2006

                                            CHROMCRAFT REVINGTON, INC.

                                            By:  /s/ Frank T. Kane
                                                 ------------------------------
                                                 Frank T. Kane
                                                 Vice President -- Finance and
                                                 Chief Financial Officer














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                                  EXHIBIT INDEX


Exhibit
Number               Description
99.1                 Press Release of Chromcraft Revington, Inc. dated
                     February 13, 2006